UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

Date of Report (Date of earliest event reported): July 4, 2012

OAKRIDGE INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	-------------	98-0648307
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
Suite 5, Level 2, Malcolm Reid Building, 187 Rundle Street, Adelaide SA 5000, Australia	n/a
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	+618 8120 0248
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 4, 2012, the Board has decided to relocate its Company’s address from 16/F, Jie Yang Building, 271 Lockhart Road, Wanchai, Hong Kong to Suite 5, Level 2, Malcolm Reid Building, 187 Rundle Street, Adelaide SA 5000, Australia. Accordingly, the Company’s phone number and facsimile number have been changed to +618 8120 0248 and +618 8312 0248 respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2012	OAKRIDGE INTERNATIONAL CORPORATION

By: /s/ Con Unerkov
---------------------------------
Name: Con Unerkov
Title: Director